EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Kodiak Energy, Inc. on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.     the information  contained in the Report fairly presents, in all material  respects, the financial condition and results of operation of the Company.

Dated: November 10, 2008	/s/ William S Tighe
Name: William S. Tighe
Title: Chief Executive Officer

Dated: November 10, 2008	/s/ William E. Brimacombe
Name: William E. Brimacombe
Title: Chief Financial Officer